Exhibit 32.2

Certification of Periodic Report

Pursuant to §906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. §1350, the undersigned officer of Catalyst International, Inc. (the “Company”) hereby certifies that, to the undersigned’s knowledge:

(1)

the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2004 fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, and

(2)

the information contained in the report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:  May 17, 2004

/s/ David H. Jacobson

David H. Jacobson

Executive Vice President and Chief Financial Officer

THIS WRITTEN STATEMENT ACCOMPANIES THIS REPORT PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002 AND SHALL NOT BE DEEMED TO BE FILED BY THE COMPANY FOR PURPOSES OF THE SECURITIES EXCHANGE ACT OF 1934.